SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

February 5, 2003
Date of Report (Date of earliest event reported)

CEPHEID

(Exact name of Registrant as specified in its charter)

California (State of incorporation)	000-0030755 (Commission file number)	77-0441625 (I.R.S. Employer Identification No.)

904 Caribbean Drive
Sunnyvale, CA 94089
(Address of principal executive offices, including zip code)

(408) 541-4191
(Registrant’s telephone number, including area code)

Item 5: Other Events

     On February 5, 2003, Cepheid issued a press release reporting its financial results for the quarter and year ended December 31, 2002. A copy of the press release is attached as Exhibit 99.01 to this Current Report on Form 8-K.

Item 7: Financial Statements and Exhibits.

(c)	Exhibits

Number	Description

99.01	Press release dated February 5, 2003

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEPHEID

Date: February 7, 2003	By:	/S/ JOHN L. BISHOP

Name: John L. Bishop Title: Chief Executive Officer

EXHIBIT INDEX

Number	Description

99.01	Press release dated February 5, 2003